Other current assets	12 Months Ended
Dec. 31, 2022
Other current assets.
Other current assets

12.Other current assets

As at December 31, 2022, other current assets amounted to €1.3 million. The decrease of €409,000 compared to December 31, 2021 (€1.7 million) is due to a decrease in the advance payment for Directors & Officers insurance of €1.1 million as at December 31, 2021 compared to €0.7 million as at December 31, 2022.